UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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CISCO SYSTEMS, INC.

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In response to stakeholder inquiries, below are updated Grants of Plan-Based Awards tables for fiscal 2022 and 2021, which recast prior disclosure in the fiscal 2022 proxy statement to reflect the number of shares granted during fiscal 2022 and in the fiscal 2021 proxy statement to reflect the number of shares granted during fiscal 2021, in each case as permitted by SEC guidance and consistent with our updated Grants of Plan-Based Awards table for fiscal 2023 as filed with the Securities and Exchange Commission on November 22, 2023.

Grants of Plan-Based Awards – Fiscal 2022

The following Grants of Plan-Based Awards table reflects the number of shares granted to our named executive officers during fiscal 2022. We request that investors and other stakeholders use this information to value executive compensation for fiscal 2022.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles H. Robbins		(2)	—	$3,614,000	$7,228,000
	9/20/21	(3)				—	147,392	221,088		$9,187,312
	9/20/21	(4)				—	50,143	75,214		$2,802,492
	9/20/21	(5)				—	58,957	88,435		$3,186,072
	9/20/21	(6)							158,705	$8,870,022
	11/4/21	(3)				—	6,648	9,972		$411,843
	11/4/21	(6)							7,157	$408,808
R. Scott Herren		(2)	—	$1,341,267	$2,682,534
	9/20/21	(3)				—	73,115	109,672		$4,557,438
	9/20/21	(7)				—	44,014	66,021		$2,459,942
	9/20/21	(8)				—	18,601	27,901		$1,039,610
	9/20/21	(6)							78,727	$4,400,052
Maria Martinez		(2)	—	$1,341,267	$2,682,534
	9/20/21	(3)				—	66,468	99,701		$4,143,116
	9/20/21	(4)				—	20,572	30,858		$1,149,769
	9/20/21	(5)				—	24,188	36,282		$1,307,134
	9/20/21	(6)							71,570	$4,000,047
Jeff Sharritts		(2)	—	$807,927	$1,615,854
	9/20/21	(3)				—	17,072	25,608		$1,064,141
	9/20/21	(4)				—	5,311	7,966		$296,832
	9/20/21	(5)				—	4,320	6,480		$233,455
	9/20/21	(6)							25,607	$1,337,981
	6/9/22	(9)							67,782	$3,000,031
Dev Stahlkopf		(2)	—	$1,077,025	$2,154,050
	9/20/21	(3)				—	39,881	59,821		$2,485,884
	9/20/21	(10)				—	17,172	25,757		$1,070,374
	9/20/21	(6)							42,942	$2,400,028
	9/20/21	(11)							27,734	$1,550,053
	9/20/21	(11)							35,785	$2,000,024
Gerri Elliott		(2)	—	$1,135,289	$2,270,578
	9/20/21	(3)				—	66,468	99,701		$4,143,116
	9/20/21	(4)				—	25,715	38,572		$1,437,211
	9/20/21	(5)				—	30,235	45,352		$1,633,918
	9/20/21	(6)							71,570	$4,000,047

(1)

The grant date fair value is computed in accordance with FASB ASC Topic 718 for PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. See footnote 3(b) of the Summary Compensation Table in the fiscal 2022 proxy statement for more information on, and assumptions used for, the grant date fair value of the PRSUs. For time-based RSU awards without dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based RSU awards with dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant.

(2)

These rows represent possible payouts pursuant to the annual cash incentive awards under the EIP for fiscal 2022. The EIP did not contain any threshold value for fiscal 2022. For more information about the material terms of these payments, see the CD&A in the fiscal 2022 proxy statement.

•	For Mr. Robbins, the target and maximum values are calculated by multiplying 260% (target) and 520% (maximum), respectively, by his annual base salary during fiscal 2022.

•	For Mr. Herren and Ms. Martinez, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum) by his or her pro-rated annual base salary during fiscal 2022.

•

For Mr. Sharritts, the target and maximum values are calculated by multiplying 126% (pro-rated target) and 252% (pro-rated maximum), respectively, by his pro-rated annual base salary during fiscal 2022.

•	For Ms. Stahlkopf, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum), respectively, by her annual base salary during fiscal 2022.

•	For Ms. Elliott, the target and maximum values are calculated by multiplying 149% (pro-rated target) and 298% (pro-rated maximum), respectively, by her pro-rated annual base salary during fiscal 2022.

(3)

The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2022 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2022 proxy statement.

(4)

The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the operating goal performance-related component of the fiscal 2021 awards for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2021 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2022 proxy statement.

(5)

The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the operating goal performance-related component of the fiscal 2020 awards for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2020 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2022 proxy statement.

(6)

RSUs granted under the 2005 Stock Incentive Plan and vests 25% on November 10, 2022, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.

(7)

The amounts shown in this row reflect, in share amounts, the target and maximum potential awards of Mr. Herren’s Restoration PRSUs for the operating goal performance-related component of such award for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2021 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2022 proxy statement.

(8)

The amounts shown in this row reflect, in share amounts, the target and maximum potential awards of Mr. Herren’s Pro-rata Fiscal 2021 PRSUs for the operating goal performance-related component of such award for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2021 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2022 proxy statement.

(9)

RSUs granted under the 2005 Stock Incentive Plan and vests 25% on June 10, 2023, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.

(10)

The amounts shown in this row reflect, in share amounts, the target and maximum potential awards of Ms. Stahlkopf’s Restoration PRSUs for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2022 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2022 proxy statement.

(11)

RSUs granted under the 2005 Stock Incentive Plan and vests 25% on September 10, 2022, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.

Grants of Plan-Based Awards – Fiscal 2021

The following Grants of Plan-Based Awards table reflects the number of shares granted to our named executive officers during fiscal 2021. We request that investors and other stakeholders use this information to value executive compensation for fiscal 2021.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles H. Robbins		(2)	—	$3,614,000	$7,228,000
	9/18/20	(3)				—	200,574	300,860		$7,708,058
	9/18/20	(4)				—	58,957	88,435		$2,156,323
	9/18/20	(5)				—	46,076	69,114		$1,751,404
	9/18/20	(6)							195,931	$7,800,013
R. Scott Herren		(2)	—	$779,731	$1,559,462
	12/18/20	(7)				—	37,202	55,803		$1,909,579
	12/18/20	(8)							132,043	$6,000,034
	12/18/20	(9)							52,817	$2,400,004
Gerri Elliott		(2)	—	$1,320,000	$2,640,000
	9/18/20	(3)				—	102,858	154,287		$3,952,832
	9/18/20	(4)				—	30,234	45,351		$1,105,793
	9/18/20	(5)				—	21,063	31,594		$800,630
	9/18/20	(6)							100,478	$4,000,029
Maria Martinez		(2)	—	$1,195,040	$2,390,080
	9/18/20	(3)				—	82,287	123,430		$3,162,290
	9/18/20	(4)				—	24,188	36,282		$884,664
	9/18/20	(5)				—	21,063	31,594		$800,630
	9/18/20	(6)							80,382	$3,200,007
	2/3/21	(9)							32,773	$1,500,020
Kelly A. Kramer	9/18/20	(4)				—	30,234	45,351		$1,105,793
	9/18/20	(5)				—	26,329	39,493		$1,000,797
Irving Tan		(2)	—	$799,197	$1,598,393
	9/18/20	(3)				—	77,144	115,716		$2,964,644
	9/18/20	(4)				—	21,920	32,880		$801,713
	9/18/20	(5)				—	11,410	17,115		$433,708
	9/18/20	(6)							75,358	$3,000,002
Mark Chandler		(2)	—	$1,072,000	$2,144,000
	9/18/20	(3)				—	51,429	77,143		$1,976,416
	9/18/20	(4)				—	15,117	22,675		$552,897
	9/18/20	(5)				—	13,165	19,747		$500,417
	9/18/20	(6)							50,239	$2,000,015

(1)

The grant date fair value is computed in accordance with FASB ASC Topic 718 for PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. See footnote 3(b) of the Summary Compensation Table in the fiscal 2021 proxy statement for more information on, and assumptions used for, the grant date fair value of the PRSUs. For time-based RSU awards without dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based RSU awards with dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant.

(2)

These rows represent possible payouts pursuant to the annual cash incentive awards under the EIP for fiscal 2021. The EIP did not contain any threshold value for fiscal 2021. For more information about the material terms of these payments, see the CD&A in the fiscal 2021 proxy statement.

•	For Mr. Robbins, the target and maximum values are calculated by multiplying 260% (target) and 520% (maximum), respectively, by his annual base salary during fiscal 2021.

•

For Mr. Herren, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum) by his pro-rated annual base salary during fiscal 2021. Mr. Herren’s annual base salary was pro-rated to reflect his joining Cisco in December 2020.

•	For Ms. Elliott and Mr. Chandler, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum), respectively, by his or her annual base salary during fiscal 2021.

•	For Ms. Martinez, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum), respectively, by her pro-rated annual base salary in effect during fiscal 2021.

•	For Mr. Tan, the target and maximum values are calculated by multiplying 142% (target) and 283% (maximum), respectively, by his pro-rated annual base salary in effect during fiscal 2021.

(3)

The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the fiscal 2021 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2021 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2021 proxy statement.

(4)

The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the operating goal performance-related component of the fiscal 2020 awards for the fiscal 2021 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2020 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2021 proxy statement.

(5)

The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the operating goal performance-related component of the fiscal 2019 awards for the fiscal 2021 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2019 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2021 proxy statement.

(6)

RSUs granted under the 2005 Stock Incentive Plan and vests 25% on November 10, 2021, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.

(7)

The amounts shown in this row reflect, in share amounts, the target and maximum potential awards of Mr. Herren’s Pro-rata Fiscal 2021 PRSUs for the fiscal 2021 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A in the fiscal 2021 proxy statement and footnote 3 to the Summary Compensation Table in the fiscal 2021 proxy statement.

(8)

RSUs granted under the 2005 Stock Incentive Plan and vests 50% on February 10, 2022, and 12.5% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.

(9)

RSUs granted under the 2005 Stock Incentive Plan and vests 25% on February 10, 2022, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.